FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2003

                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-6
             (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on May 27, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may be obtained from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.49)         May 27, 2003 - Information on Distribution to
                                         Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date:  June 11, 2003               By: /s/ Joseph Jurkowski Jr.
                                       Joseph Jurkowski Jr.
                                       Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


  (28.49)                May 27, 2003 - Information on Distribution to
                                        Certificateholders

            May 27, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.49
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-6



                        Original        Beginning      Pass Thru     Principal      Interest       Total           Ending Cert./
  Type   Class          Balance         Cert. Bal.       Rate        Dist. Amt.     Dist. Amt.      Dist.          Notional Bal.
 Senior   A-I       104,596,000.00    20,834,747.59   4.81899000%    673,203.01     83,668.70    756,871.71       20,161,544.58
          A-II       55,407,900.00    15,721,641.67   5.21273000%    465,540.32     68,293.89    533,834.21       15,256,101.35
          A-III      47,237,500.00    10,927,247.28   5.19709000%    199,877.45     47,324.91    247,202.36       10,727,369.83
          A-IV       28,018,400.00     6,699,068.98   4.83428000%    164,315.21     26,987.65    191,302.86        6,534,753.77
          A-V        29,173,900.00     7,636,671.15   5.52160000%    270,031.07     35,138.87    305,169.94        7,366,640.08
          B-1         7,089,300.00     5,020,831.45   5.05353314%     75,439.80     21,144.12     96,583.92        4,945,391.65
          B-2         3,544,600.00     2,510,380.31   5.05353314%     37,719.37     10,571.91     48,291.28        2,472,660.94
          B-3         2,126,800.00     1,506,256.50   5.05353314%     22,632.05      6,343.26     28,975.31        1,483,624.45
          B-4         2,552,100.00     1,807,465.33   5.05353314%     27,157.82      7,611.74     34,769.56        1,780,307.51
          B-5         1,559,600.00     1,104,550.32   5.05353314%     16,596.27      4,651.57     21,247.84        1,087,954.05
          B-6         2,269,086.60     1,488,575.30   5.05353314%     22,366.08      6,263.80     28,629.88        1,466,209.22
          R-1                50.00                0   4.81899000%          0.00          0.00          0.00                0.00
          R-2                50.00                0   4.81899000%          0.00          0.00          0.00                0.00

          Total     283,575,286.60    75,257,435.88                1,974,878.45    318,000.42  2,292,878.87       73,282,557.43



                              Beginning              Principal            Interest                Ending
         Class           Certificate Factor         Distribution        Distribution        Certificate Factor
         A-I                 0.19919258             6.4362214             0.7999226               0.1927564
         A-II                0.28374368             8.4020567             1.2325659               0.2753416
         A-III               0.23132569             4.2313300             1.0018504               0.2270944
         A-IV                0.23909534             5.8645465             0.9632117               0.2332308
         A-V                 0.26176381             9.2559126             1.2044626               0.2525079
         B-1                 0.70822669            10.6413609             2.9825399               0.6975853
         B-2                 0.70822668            10.6413615             2.9825396               0.6975853
         B-3                 0.70822668            10.6413626             2.9825371               0.6975853
         B-4                 0.70822669            10.6413620             2.9825399               0.6975853
         B-5                 0.70822667            10.6413632             2.9825404               0.6975853
         B-6                 0.65602401             9.8568649             2.7604940               0.6461671
         R-1                 0.00000000             0.0000000             0.0000000               0.0000000
         R-2                 0.00000000             0.0000000             0.0000000               0.0000000





Delinquency Status
                         1 Month        2 Months      3+ Months      Foreclosure     Bankruptcy         REO            Total
                       ----------------------------------------------------------------------------------------------------------
Loan Group 1
# of Loans                   7              2             0              0                1             0               10
Sched. Prin Bal        631,088.01     128,587.02          0.00           0.00       156,202.19          0.00       915,877.22

Loan Group 2
# of Loans                   2              1             2              0                3             1                9
Sched. Prin Bal        127,251.32     164,568.92     97,678.24           0.00       321,449.21     73,901.00       784,848.69

Loan Group 3
# of Loans                   0              0             0              0                1             0                1
Sched. Prin Bal              0.00           0.00          0.00           0.00       560,273.60          0.00       560,273.60

Loan Group 4
# of Loans                   0              0             0              0                0             0                0
Sched. Prin Bal              0.00           0.00          0.00           0.00             0.00          0.00             0.00

Loan Group 5
# of Loans                   5              0             0              1                2             0                8
Sched. Prin Bal        225,226.19           0.00          0.00     153,879.78       124,656.06          0.00       503,762.03

Total
# of Loans                  14              3             2              1                7             1               28
Sched. Prin Bal        983,565.52     293,155.94     97,678.24     153,879.78     1,162,581.06     73,901.00     2,764,761.54




REO Properties

Loan Number       Aggregate Liquidation Proceeds   Proceeds Allocable to Certificate  Collateral Support Deficit   Appraised Value

No REO Properties            0.00                              0.00                              0.00                   0.00
No REO Properties            0.00                              0.00                              0.00                   0.00




Advance Information                 Group 1       Group 2       Group 3       Group 4       Group 5       Total
Monthly P&I Advances                   0             0             0             0             0             0
Compensating Interest Pmts             0.00          0.00          0.00          0.00          0.00          0.00



Available Distribution Amount                                       2,292,883.85

Collateral Information:
                                              Current Period     Current Period
                              Closing           Beginning            Ending
--------------------------------------------------------------------------------
Stated Principal Balance   283,575,286.60     75,257,435.88        73,282,557.43
Actual Principal Balance                                           73,490,626.46
Loan Count                                              898                  875

Gross WAC                                          5.456930%
Net WAC                                            5.070680%

Servicing and Trustee Fees:

Aggregate Amount of servicing compensation paid to Master Servicer     23,517.95
Trustee Fees                                                              705.53
Other Trust Expenses                                                        0.00




Additional Reporting Information
                                                                              Cash Deposit
Mortgage    Beg Loan    Beg Scheduled    Scheduled      Principal   Deferred   Amt Price  Ins Net Liquid                    Ending
Loan Grp     Count        Balance        Principal     Prepayments  Interest   Prchd loan    Proceeds    End Sch Balance  Loan Count
  1           355       25,973,745.20    106,520.23     652,286.82    0.00        0.00         0.00        25,214,938.15      346
  2           273       18,540,757.01     70,798.93     438,871.46    0.00        0.00         0.00        18,031,086.62      267
  3            53       13,413,103.86     46,322.12     178,699.46    0.00        0.00         0.00        13,188,082.28       52
  4            32        8,157,054.67     29,748.28     153,612.39    0.00        0.00         0.00         7,973,694.00       31
  5           185        9,172,766.55     36,240.25     261,778.79    0.00        0.00         0.00         8,874,747.51      179
------------------------------------------------------------------------------------------------------------------------------------
Total         898       75,257,427.29    289,629.81   1,685,248.92    0.00        0.00         0.00        73,282,548.56      875
